Exhibit 99.906CERT

CERTIFICATION

Pursuant to Section 906

of the Sarbanes-Oxley Act of 2002

The undersigned, the Principal Executive Officer of Schroder Series Trust (the “Trust”), with respect to the Trust’s Form N-CSR for the six month period ended April 30, 2013, as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

1.  such report on Form N-CSR for the six month period ended April 30, 2013, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.  the information contained in such report on Form N-CSR for the six month period ended April 30, 2012, fairly presents, in all material respects, the financial condition and results of operations of the Trust.

Date: July 2, 2013

/s/ Mark A. Hemenetz
Mark A. Hemenetz
Principal Executive Officer
Schroder Series Trust

CERTIFICATION

Pursuant to Section 906

of the Sarbanes-Oxley Act of 2002

The undersigned, the Treasurer and Chief Financial Officer of Schroder Series Trust (the “Trust”), with respect to the Trust’s Form N-CSR for the six month period ended April 30, 2013, as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

1.  such report on Form N-CSR for the six month period ended April 30, 2013, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.  the information contained in such report on Form N-CSR for the six month period ended April 30, 2012, fairly presents, in all material respects, the financial condition and results of operations of the Trust.

Date: July 2, 2013

/s/ Alan M. Mandel
Alan M. Mandel
Treasurer and Chief Financial Officer
Schroder Series Trust